                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): October 5, 2004

                                -----------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
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               (Exact Name of Registrants as Specified in Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

        001-14141                                          13-3937434
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(Commission File Number)                       (IRS Employer Identification No.)

  600 THIRD AVENUE, NEW YORK, NEW YORK                       10016
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(Address of Principal Executive Offices)                   (Zip Code)

                                 (212) 697-1111
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              (Registrants' Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13.e-4(c))

ITEM 8.01. OTHER EVENTS.

     L-3 Communications Holdings, Inc. announced on October 5, 2004 its intention to redeem all of its outstanding 4.00% Senior Subordinated Convertible
Contingent Debt Securities (CODES) due 2011 (the "CODES"). To the extent holders of the CODES do not choose to convert their CODES into common stock of L-3, all of such CODES will be redeemed at a redemption price of 102.000% of the principal amount thereof, plus accrued and unpaid interest (including contingent interest).

     A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except for historical information contained herein, the matters set forth in this report are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe
Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K and 10-Q, with the Securities and
Exchange Commission.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit
Number        Title
-------       -----

99.1          Press Release relating to Redemption and the Non-Cash Impact of
              New Accounting Rule (EITF 04-8)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     L-3 COMMUNICATIONS HOLDINGS, INC.

                                     By:    /s/ Christopher C. Cambria
                                         ---------------------------------------
                                         Name:  Christopher C. Cambria
                                         Title: Senior Vice President, Secretary
                                                and General Counsel

Dated: October 5, 2004

                                  EXHIBIT INDEX

Exhibit
Number        Title
-------       -----

99.1          Press Release relating to Redemption and the Non-Cash Impact of
              New Accounting Rule (EITF 04-8)